INVENTORIES, NET - Inventories (Details)	Jun. 30, 2020 USD ($)	Jun. 30, 2020 CNY (¥)	Jun. 30, 2019 CNY (¥)	Jun. 30, 2018 CNY (¥)
INVENTORIES, NET
Small component parts	$ 8,101	¥ 57,270	¥ 57,060
Purchased goods and raw materials	43,905	310,393	226,868
Work in process and goods on site	18,831	133,132	533,924
Finished goods	210,040	1,484,928	452,671
Allowance for slow moving inventory	0	0	0	¥ (1,399,524)
Total inventories, net	$ 280,877	¥ 1,985,723	¥ 1,270,523